UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


 Date of Report (Date of earliest event reported): February 20, 2002


                   Consumer Direct of America
       (Exact name of Registrant as specified in charter)


       Nevada              000-32745            88-0471353
  (State of Other         (Commission          (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


1506 N. Clinton St., Santa Ana,              92703
          California
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (714) 265-
3920

                Formerly Blue Star Coffee, Inc.
       500 North Rainbow, Suite 300, Las Vegas, NV 89107
 (Former Name or Former Address, if Changed Since Last Report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The registrant has engaged Lesley, Thomas, Schwarz & Postma, Inc., 2244 West Coast Hwy., Suite 100, Newport Beach, CA 92663-4724, (949-650-2771) as its principal accountant to replace its former principal accountant, Chavez and Koch, CPA's, Ltd. The decision to change accountants was approved by the Board of Directors of the registrant. None of the reports of the former principal accountants or the financial statements for the period ending December 31, 2001 contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the audited period ending December 31, 2001, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report. During the audited period ending December 31, 2001, the registrant has not consulted Lesley, Thomas, Schwarz & Postma, Inc. regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).










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                           SIGNATURES

     Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                   Consumer Direct of America
                          (Registrant)

By: /s/ Michael A. Barron
--------------------------
Michael A. Barron
President

  In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated:

     Signature               Title                  Date
     ---------               -----                  ----

/s/ Michael A. Barron
---------------------
 Michael A. Barron         President              April 17, 2002

/s/ Richard H. Moskowitz
------------------------
Richard H. Moskowitz       Chief Financial        April 17, 2002
                            Officer

/s/ Lee Shorey
----------------
     Lee Shorey            Secretary              April 17, 2002